   As filed with the Securities and Exchange Commission on September 10, 1997
                                                          Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------

                          SPARTA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                          56-1755527
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                          Identification Number)

                          Pennsylvania Business Campus
                                 Rock Plaza III
                   111 Rock Road, Horsham, Pennsylvania 19044
                    (Address of principal executive offices)

                                -----------------

                          SPARTA PHARMACEUTICALS, INC.
                             AMENDED 1991 STOCK PLAN
                            (Full title of the Plan)

                                -----------------

                              JERRY B. HOOK, Ph.D.
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          SPARTA PHARMACEUTICALS, INC.
                          Pennsylvania Business Campus
                                 Rock Plaza III
                   111 Rock Road, Horsham, Pennsylvania 19044
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (215) 442-1700
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                -----------------
                                    Copy to:
                              JAMES J. MARINO, ESQ.
                             DECHERT PRICE & RHOADS
                           997 LENOX DRIVE, SUITE 210
                         LAWRENCEVILLE, NEW JERSEY 08648
                                 (609) 520-3200
                                -----------------

                                                   CALCULATION OF REGISTRATION FEE
========================================================================================================================

                                      Amount            Proposed              Proposed Maximum
           Title of                    to be        Maximum Offering         Aggregate Offering           Amount of
  Securities to be Registered       Registered     Price Per Share (1)            Price (1)           Registration Fee
- -------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value    500,000 shares          $.50                    $250,000                 $75.76
=========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with paragraph (h) of Rule 457 of the Securities Act of 1933, as amended, on the basis of the average of the high and low prices of the Common Stock of Sparta Pharmaceuticals, Inc. reported on the Nasdaq SmallCap Market on September 4, 1997.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 relates to the registration of additional securities of the same class as other securities for which an earlier registration statement filed on Form S-8 relating to the Sparta Pharmaceuticals, Inc. Amended 1991 Stock Plan, as amended (the "Plan") is effective. Pursuant to the provisions of Paragraph E of the General Instructions to Form S-8, the contents of that earlier Registration Statement on Form S-8 (No. 333-20575) are hereby incorporated herein by reference.

Item 8.  Exhibits

Exhibit 4.1.1     Amended and Restated Certificate of Incorporation, as amended(4)
Exhibit 4.1.2     Certificate of Designation of the Series B' Convertible Preferred Stock filed on August
                  23, 1996 (1)
Exhibit 4.2       By-laws of Sparta Pharmaceuticals, Inc., as amended and restated(2)
Exhibit 4.3.1     Sparta Pharmaceuticals, Inc. Amended 1991 Stock Plan (3)
Exhibit 4.3.2     Amendment No. 1 to Sparta Pharmaceuticals, Inc. Amended 1991 Stock Plan(4)
Exhibit 4.4       Form of Common Stock Certificate (5)
Exhibit 5.1       Legal Opinion of Dechert Price & Rhoads
Exhibit 23.1      Consent of Arthur Andersen LLP
Exhibit 23.2      Consent of Ernst & Young LLP
Exhibit 23.3      Consent of Dechert Price & Rhoads
Exhibit 24.1      Power of Attorney
- -------------

(1) Previously filed as an exhibit to the Company's Current Report on Form 8-K dated September 26, 1996, and incorporated herein by reference.
(2) Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (Registration No. 33-72882) filed on December 14, 1993, or in amendments thereto, and incorporated herein by reference.
(3) Previously filed as an exhibit to the Company's Registration Statement on Form S-8 (Registration No. 333-20575) filed on January 28, 1997, and incorporated herein by reference.
(4) Previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997, filed on August 8, 1997, and incorporated herein by reference.
(5) Previously filed as an exhibit to the Company's Registration Statement on Form S-1 (Registration No. 33-72882) filed on April 25, 1994, or in amendments thereto, and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Horsham, Pennsylvania, on this 8th day of September, 1997.

                                      Sparta Pharmaceuticals, Inc.



                                      By:/s/ Jerry B. Hook
                                         -------------------------------------
                                         Jerry B. Hook, Ph.D.
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry B. Hook, Ph.D. and Ronald H. Spair, and each of them, his attorney-in-fact, with the power of substitution, for each of them in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                                 Title                                Date
        ---------                                 -----                                ----
/s/ William M. Sullivan               Chairman of the Board, Director              Sept. 8, 1997
- -------------------------------
    William M. Sullivan

/s/ Jerry B. Hook, Ph.D.              President, Chief Executive Officer           Sept. 8, 1997
- -------------------------------       (principal executive officer), and
    Jerry B. Hook, Ph.D.              Director


/s/ Ronald H. Spair                   Vice President, Chief Financial Officer,     Sept. 8, 1997
- -------------------------------       and Secretary (principal financial and
    Ronald H. Spair                   accounting officer)


/s/ Lindsay A. Rosenwald, M.D.        Director                                     Sept. 8, 1997
- -------------------------------
    Lindsay A. Rosenwald, M.D.

/s/ Peter Barton Hutt                 Director                                     Sept. 8, 1997
- -------------------------------
    Peter Barton Hutt

/s/ Professor Sir John Vane           Director                                     Sept. 8, 1997
- -------------------------------
    Professor Sir John Vane

/s/ Richard L. Sherman                Director                                     Sept. 8, 1997
- -------------------------------
    Richard L. Sherman

/s/ Colin B. Bier, Ph.D.              Director                                     Sept. 8, 1997
- -------------------------------
    Colin B. Bier, Ph.D.

                                  EXHIBIT INDEX
                                  -------------


Exhibit 5.1       Legal Opinion of Dechert Price & Rhoads         Page 6

Exhibit 23.1      Consent of Arthur Andersen LLP                  Page 7

Exhibit 23.2      Consent of Ernst & Young LLP                    Page 8

Exhibit 23.3      Consent of Dechert Price & Rhoads               (Included in Exhibit 5.1)

Exhibit 24.1      Power of Attorney                               (See Page 4)

